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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                     FORM 8-K

                                   CURRENT REPORT



      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): February 28, 2000



                              MediaOne Group, Inc.
            (Exact name of registrant as specified in its charter)

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
A Delaware Corporation  Commission File Number  IRS Employer Identification No.
(State of incorporation)      1-8611                 84-0926774
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                            188 Inverness Drive West
                            Englewood, Colorado 80112
                   (Address of principal executive offices)


                                (303) 858-3000
                   (Registrant's telephone number, including area code)
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Item 5.  Other Events

On February 28, 2000 MediaOne Group, Inc. released its year-end 1999 earnings results. The release and financial statements are attached hereto as Exhibits.

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Item 7.  Exhibits

Exhibit   Description

27        Financial Data Schedule

99 Press Release issued February 28, 2000 concerning the earnings results of MediaOne Group, Inc. for the year ended December 31, 1999.

99.1 Proportionate Results Highlights of MediaOne Group, Inc. for the three months and the years ended December 31, 1999 and 1998, filed in connection with the Press Release dated February 28, 2000.

99.2 Pro Forma Consolidated Domestic Cable Highlights of MediaOne Group, Inc. for the three months and the years ended December 31, 1999 and 1998, filed in connection with the Press Release dated February 28, 2000.

99.3 Pro Forma Key Operating Statistics - Domestic Cable - of MediaOne Group, Inc. for the quarters ended December 31, 1999, September 30, 1999 and December 31, 1998, filed in connection with the Press Release dated February 28, 2000.

99.4 Pro Forma Key Operating Statistics - International - of MediaOne Group, Inc. for the quarters ended December 31, 1999, September 30, 1999 and December 31, 1998, filed in connection with the Press Release dated February 28, 2000.

99.5 Consolidated Statements of Operations of MediaOne Group, Inc. for the three months and the years ended December 31, 1999 and 1998, filed in connection with the Press Release dated February 28, 2000.

99.6 Earnings per Share Highlights of MediaOne Group, Inc. for the three months and the years ended December 31, 1999 and 1998, filed in connection with the Press Release dated February 28, 2000.

99.7 Consolidated Revenues and Operating Cash Flow Highlights - As Reported - of MediaOne Group, Inc. for the three months and the years ended December 31, 1999 and 1998, filed in connection with the Press Release dated February 28, 2000.

99.8 Condensed Consolidated Balance Sheets - As Reported, for MediaOne Group, Inc. as of December 31, 1999 and 1998, filed in connection with the Press Release dated February 28, 2000.

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99.9      Supplementary Consolidated Domestic Cable Highlights - As Reported,
          of MediaOne Group, Inc. for the four quarters and year-to-date of 1999 and 1998, filed in connection with the Press Release dated February 28, 2000.

99.10 Supplementary Consolidated Domestic Cable Highlights - Pro Forma, of MediaOne Group, Inc. for the four quarters and year-to-date of 1999 and 1998, filed in connection with the Press Release dated
          February 28, 2000.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MediaOne Group, Inc.

                                   /s/ STEPHEN E. BRILZ
                                By:___________________________________
                                  Stephen E. Brilz
                                  Assistant Secretary


Dated:   February 29, 2000

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